UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934




                                April 30, 2004
______________________________________________________________________________
                     (Date of earliest event reported)


                             Banknorth Group, Inc.
______________________________________________________________________________
            (Exact name of registrant as specified in its charter)


         Maine                     001-31251                     01-0437984
______________________________________________________________________________
(State or other jurisdiction (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)


P.O. Box 9540, Two Portland Square, Portland, Maine             04112-9540
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



                                 (207) 761-8500
______________________________________________________________________________
              (Registrant's telephone number, including area code)



                                  Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     As of the end of the day on April 30, 2004, following receipt of all required regulatory and stockholder approvals, Banknorth Group, Inc. ("Banknorth") completed the acquisition of CCBT Financial Companies, Inc. ("CCBT") pursuant to an Agreement and Plan of Merger, dated as of December 8, 2003, between Banknorth and CCBT. The acquisition was effected by means of the merger of CCBT with and into Banknorth (the "Merger"). Upon consummation of the Merger, each share of common stock of CCBT outstanding immediately prior thereto was converted into the right to receive 1.084 shares of common stock of Banknorth, and accompanying rights under Banknorth's Shareholder Rights Plan, plus cash in lieu of any fractional share interest. Immediately prior to the Merger, Cape Cod Bank and Trust Company, N.A., CCBT's wholly-owned banking subsidiary, was merged with and into Banknorth, N.A., Banknorth's wholly-owned banking subsidiary.

     In connection with the acquisition of CCBT, John Otis Drew was elected as a director of Banknorth.

     As of the end of the day on April 30, 2004, following receipt of all required regulatory and stockholder approvals, Banknorth also completed the acquisition of Foxborough Savings Bank ("Foxborough") pursuant to an Agreement and Plan of Reorganization, dated as of November 25, 2003, between Banknorth and Foxborough. The acquisition was effected by a series of transactions which resulted in the combination of Foxborough with and into Banknorth, N.A. Upon consummation of the acquisition, each share of common stock of Foxborough outstanding immediately prior thereto was converted into the right to receive $100, without interest.

     For additional information relating to the acquisitions of CCBT and Foxborough, reference is made to the press release of Banknorth included as
Exhibit 99.1 hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

          Exhibit 2.1 Agreement and Plan of Merger, dated as of December 8, 2003, between Banknorth and CCBT (1)

          Exhibit 2.2      Agreement and Plan of Reorganization,
                           dated as of November 25, 2003, between
                           Banknorth and Foxborough (2)

          Exhibit 10.1     Form of Consulting Agreement between
                           Banknorth and John Otis Drew (included as
                           Annex B to Exhibit 2.1) (1)

          Exhibit 99.1 Press Release, dated May 3, 2004

_______________
     (1) Incorporated by reference to the Current Report on Form 8-K filed by Banknorth with the SEC on December 10, 2003, as well as to Annex I to the Prospectus/Proxy Statement contained in the Registration Statement on Form S-4 (File No. 333-112104) filed by Banknorth with the SEC on January 22, 2004, as amended.

     (2) Incorporated by reference to the Current Report on Form 8-K filed by Banknorth with the SEC on November 26, 2003.


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         BANKNORTH GROUP, INC.


                         By:  /s/ Peter J. Verrill
                              ------------------------------------
                         Name:   Peter J. Verrill
                         Title:  Executive Vice President and
                                  Chief Operating Officer

Date:     May 3, 2004